CANCELLATION OF PROMISSORY NOTE

This Cancellation of Promissory Note Agreement (“Cancellation Agreement”) is entered into as of this 7th day of January, 2014, by and among Metrix360, a California corporation (“Borrower”), Clearance.co, a California corporation (“Lender”), Development Capital Group, Inc., a Florida corporation and parent company of Lender (“DCG”), and Shahbod Rastegar, an individual (“Shoubi”).

R E C I T A L S

A. WHEREAS, Borrower and Lender executed that certain Promissory Note dated as of June 30, 2014, in the original principal amount of $148,388.85 plus accrued interest (the “Note”);

B. WHEREAS, as of January 7, 2014, $95,744.72 was due under the Note.

C. WHEREAS, Shoubi is officer of Lender, officer and director of DCG, and sole shareholder of Borrower;

D. WHEREAS, the parties agree that Shoubi shall cancel 33,000,000 shares of common stock of DCG (“Shares”) as consideration for Lender canceling the Note as fully paid;

E. WHEREAS, in connection with this Cancellation Agreement, Shoubi shall deliver to DCG that certain Lock-Up Agreement dated herewith for the lock-up and leak-out of Shoubi’s remaining 6,000,000 shares of DCG common stock according to the terms therein; and

F. NOW, THEREFORE, based on the foregoing under the conditions stated below, the parties hereto desire to cancel the Note.

A G R E E M E N T

1.

The Note is hereby terminated and cancelled, is deemed fully paid as to any principal and interest, and is of no further force and effect.

2.

The Shares are hereby deemed canceled, and Shoubi shall effect such cancellation with DCG’s transfer agent within 7 days of the date hereof.

3.

Shoubi shall deliver an executed copy of the Lock-Up Agreement dated herewith.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement.

Shahbod Rastegar

Clearance.co

/s/ Shahbod Rastegar
Shahbod Rastegar

President

Metrix360

/s/ Shahbod Rastegar
Shahbod Rastegar

President

Development Capital Group, Inc.

/s/Jonathan Lindsay

Jonathan Lindsay

Independent Director